UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 5, 2006


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


        Maryland                      001-09279                 13-3147497
        ------------------------------------------------------------------
        (State or other         (Commission file No.)       (IRS Employer
         jurisdiction of                                        I.D. No.)
           incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
              (Address of principal executive offices)     (Zip code)

                                  516-466-3100
                    ----------------------------------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         __       Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         __       Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

         __       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         __       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 2.01.        Completion of Acquisition or Disposition of Assets.

         On October 5, 2006 eight entities wholly-owned by two joint ventures of the registrant (the registrant holds a 50% equity interest in each joint venture) and a wholly-owned subsidiary of the registrant consummated, in one transaction with a single purchaser, the sale of nine real properties. Each property is improved with a movie theater. The aggregate sales price of $151,885,000 was paid in cash at the closing, of which $136,658,000 is attributable to the eight properties owned by entities wholly-owned by the two joint ventures, and $15,227,000 to the one property owned by registrant's wholly-owned subsidiary. The registrant estimates that the joint ventures will realize a gain on sale, after expenses, fees and brokerage commissions, of approximately $49,315,000 (of which 50%, or approximately $24,657,000, will be attributable to the registrant). Registrant will also realize a gain, after expenses, fees and brokerage commissions, of approximately $3,678,000 on the one property sold by its wholly-owned subsidiary. The joint ventures paid a prepayment premium of $9,683,000 (of which 50%, or approximately $4,842,000 will be attributable to the registrant) on the outstanding mortgages secured by the properties which were sold. The prepayment premiums will be reported as interest expense for financial reporting purposes and are not reflected as an expense or fees in calculating the gains reported above.

         The registrant anticipates that it will defer the taxable gain of approximately $3,800,000 on the one property sold by its wholly-owned subsidiary through a tax deferred exchange under Section 1031 of the Internal Revenue Code using the sales proceeds to acquire one or more replacement properties. There can be no assurance that the registrant will be able to locate suitable replacement properties to effectuate such tax deferred exchange.

         The two joint ventures will pay a broker's commission in connection with the sale of the eight movie theaters in an amount estimated to be $1,367,000 to Majestic Property Management Corp. (a company wholly-owned by the registrant's Chairman of the Board and Chief Executive Officer and in which certain of registrant's officers are officers), 50% of which will be borne by the registrant and 50% by the joint venture partner. The commission is included as an expense in calculating the gain reported above. Included in the expenses related to the sale of the property by the registrant's wholly-owned subsidiary is a broker's commission estimated to be $152,000 to be paid to Majestic Property Management Corp., which is included as an expense in calculating the gain reported above.

         The sale was effectuated pursuant to a Contract of Sale reported by the registrant in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2006. The purchaser is ECM Diversified Income and Growth Fund, LLC, which is unrelated to the registrant.

         On September 14, 2006, the registrant reported on a Current Report on Form 8-K the consummation of the sale by a 50% owned joint venture of a movie theater property located in Brooklyn, New York for a consideration of $16,000,000. After closing expenses and brokerage commissions to an unrelated third party, the joint venture will recognize a gain of approximately $6,588,000, of which $3,294,000 will be attributable to the registrant. The joint venture paid a premium of $831,000 (of which $415,000 will be attributable to the registrant) in connection with the prepayment of the mortgage secured by this property, which will be reported as interest expense for financial reporting purposes and is not reflected as an expense or fees in calculating the gains reported above.

         The amounts estimated or approximated in this Current Report on Form 8-K are based upon information currently available and is subject to change based upon further analysis, including final calculation of expenses and closing fees and other adjustments that may be required.

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  (i) Pro Forma Consolidated Balance Sheet (Unaudited) as of June 30, 2006.

                  (ii) Pro Forma Consolidated Income Statement (Unaudited) for the year ended December 31, 2005.

                  (iii) Pro Forma Consolidated Income Statement (Unaudited) for the six months ended June 30, 2006.

                  (iv) Notes to Pro Forma Consolidated Balance Sheet and Income Statements (Unaudited).


         (c)      Shell Company Transactions.

                  Not applicable.

         (d)      Exhibits.

                  99.1     Press release of registrant dated October 5, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ONE LIBERTY PROPERTIES, INC.



Date:     October 11, 2006                    By: /s/ Simeon Brinberg
                                              -----------------------
                                               Simeon Brinberg
                                               Senior Vice President

                          One Liberty Properties, Inc.
                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)


On September 13, 2006, a joint venture in which One Liberty Properties, Inc. (the "Company") holds a 50% equity interest, sold its Brooklyn, New York theater to a third party. On October 5, 2006, the Company sold one theater and the Company's two 50% owned theater joint ventures sold eight theaters to a single purchaser, a different third party than the one to whom the Brooklyn, New York property was sold. After the sales, the two joint ventures do not own any operating theaters. A wholly-owned subsidiary of the Company continues to own one movie theater in its portfolio.

The unaudited pro forma consolidated balance sheet of the Company as of June 30, 2006, has been prepared as if the Company's sale of all ten theater properties (the "Properties") had been consummated on June 30, 2006. The unaudited pro forma consolidated statements of income for the year ended December 31, 2005 and the six months ended June 30, 2006 are presented as if the Company's sale of the Properties had occurred on January 1, 2005 and the effect was carried forward through June 30, 2006.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's sale of the Properties had occurred on January 1, 2005, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. The pro forma consolidated financial statements should be read in conjunction with the Company's 2005 annual report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2006.


                          One Liberty Properties, Inc.
                Pro Forma Consolidated Balance Sheet (Unaudited)
                               As of June 30, 2006
                             (Amounts in thousands)

                                                                                  Pro Forma Adjustments
                                                                                  ---------------------
                                                                                Nine          Brooklyn, NY           The
                                                           The Company         Movie             Movie             Company
                                                           Historical         Theaters           Theater          Pro Forma
                                                              (A)             (B) (C)              (F)          as Adjusted
                                                           ----------        -----------       ----------       -----------

Assets
Real estate investments, at cost:
    Land                                                     $  62,829         $       -        $       -         $  62,829
    Buildings                                                  266,306                 -                -           266,306
                                                             ---------         ---------        ---------         ---------
                                                               329,135                 -                -           329,135
Less accumulated depreciation                                   24,664                 -                -            24,664
                                                             ---------         ---------        ---------         ---------
                                                               304,471                 -                -           304,471

Investment in unconsolidated joint ventures                     27,311           (18,879) (D)      (1,121) (G)        7,311
Cash and cash equivalents                                        7,433            44,100  (D)       4,000  (G)       55,533
Unbilled rent receivable                                         7,447              (142) (C)           -             7,305
Property held for sale                                          11,097           (11,097) (C)           -                 -
Escrow, deposits and other receivables                           1,530                 -                -             1,530
Investment in BRT Realty Trust (related party)                     771                 -                -               771
Deferred financing costs                                         3,059               (78) (C)           -             2,981
Other assets                                                     1,345                 -                -             1,345
Unamortized intangible lease assets                              4,337               (36) (C)           -             4,301
                                                             ---------         ---------         --------         ---------
                                                             $ 368,801         $  13,868         $  2,879         $ 385,548
                                                             =========         =========         ========         =========

Liabilities and stockholders' equity
Mortgages payable                                            $ 198,020         $  (6,716) (D)    $      -         $ 191,304
Line of credit                                                   2,000            (2,000) (D)           -                 -
Dividends payable                                                3,277                 -                -             3,277
Accrued expenses and other liabilities                           4,047                 -                -             4,047
Unamortized intangible lease liabilities                         5,632                 -                -             5,632
                                                             ---------         ---------         --------         ---------
Total liabilities                                              212,976            (8,716)               -           204,260
                                                             ---------         ---------         --------         ---------

Commitments and contingencies                                        -                 -                -                 -

Stockholders' equity:
   Preferred stock                                                   -                 -                -                 -
   Common stock                                                  9,789                 -                -             9,789
   Paid-in capital                                             133,957                 -                -           133,957
   Accumulated other comprehensive income                          833                 -                                833
   Accumulated undistributed net income                         11,246            22,584 (E)        2,879 (H)        36,709
                                                             ---------         ---------         --------         ---------

Total stockholders' equity                                     155,825            22,584            2,879           181,288
                                                             ---------         ---------         --------         ---------
                                                             $ 368,801         $  13,868         $  2,879         $ 385,548
                                                             =========         =========         ========         =========






                                              See accompanying notes.


                          One Liberty Properties, Inc.
               Pro Forma Consolidated Income Statement (Unaudited)
                      For the Year Ended December 31, 2005
                  (Amounts in thousands, except per share data)





                                                                          Pro Forma Adjustments
                                                                          ---------------------
                                                                                                               The
                                                   The Company         Nine            Brooklyn, NY          Company
                                                   Historical          Movie               Movie            Pro Forma
                                                       (A)           Theaters             Theater          as Adjusted
                                                   ----------        --------             -------          -----------


Revenues:
    Rental income                                   $  28,445        $  (1,213)(B)       $       -          $  27,232
                                                    ---------        ---------           ---------          ---------

Operating expenses:
    Depreciation and amortization                       5,664             (232) (B)              -              5,432
    General and administrative                          4,140                -                   -              4,140
    Real estate expenses                                  352               (8) (B)              -                344
    Leasehold rent                                        308                -                   -                308
                                                    ---------        ---------           ---------          ---------
                                                       10,464             (240)                  -             10,224
                                                    ---------        ---------           ---------          ---------

Operating income                                       17,981             (973)                  -             17,008

Other income and expenses:
    Equity in earnings (loss) of unconsol-
      idated joint ventures                             2,102           (2,292) (C)           (572) (D)          (762)
    Interest and other income                             314                -                   -                314
    Interest:
      Expense                                         (10,192)             708 (B)               -             (9,484)
      Amortization of deferred
         financing costs                                 (732)               6 (B)               -               (726)
    Gain on sale of air rights                         10,248                -                   -             10,248
                                                    ---------        ---------           ---------           --------

Income from continuing operations                   $  19,721        $  (2,551)          $    (572)          $ 16,598
                                                    =========        =========           =========           ========


Income from continuing operations
     per common share
        basic and diluted: (E)                          $2.00                                                   $1.69
                                                        =====                                                   =====






                             See accompanying notes.





                          One Liberty Properties, Inc.
               Pro Forma Consolidated Income Statement (Unaudited)
                     For the Six Months Ended June 30, 2006
                  (Amounts in thousands, except per share data)

                                                                       Pro Forma Adjustments
                                                                       ---------------------

                                                                                                           The
                                                     The Company      Nine           Brooklyn, NY         Company
                                                     Historical       Movie              Movie           Pro Forma
                                                         (A)       Theaters (B)         Theater         as Adjusted
                                                     ----------    ------------      ------------       -----------


Revenues:
    Rental income                                    $  15,843       $       -         $      -          $  15,843
                                                     ---------       ---------         --------          ---------

Operating expenses:
    Depreciation and amortization                        3,263               -                -              3,263
    General and administrative                           2,687               -                -              2,687
    Real estate expenses                                   135               -                -                135
    Leasehold rent                                         154               -                -                154
                                                     ---------       ---------        ---------          ---------
                                                         6,239               -                -              6,239
                                                     ---------       ---------        ---------          ---------

Operating income                                         9,604               -                -              9,604

Other income and expenses:
    Equity in earnings of unconsol-
      idated joint ventures                              1,678          (1,226)(C)         (235) (E)           217
    Interest and other income                              260               -                -                260
    Interest:
      Expense                                           (5,907)             36 (D)            -             (5,871)
      Amortization of deferred
         financing costs                                  (290)              -                -               (290)
    Gain on sale of option to
        purchase property                                  227               -                -                227
                                                     ---------       ---------        ---------           --------

Income from continuing operations                    $   5,572       $  (1,190)       $    (235)         $   4,147
                                                     =========       =========        =========          =========


Income from continuing operations
     per common share
        basic and diluted: (F)                            $.56                                                $.42
                                                          ====                                                ====










                                        See accompanying notes.



                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

1. Notes to Pro Forma Consolidated Balance Sheet as of June 30, 2006

(A) To reflect the unaudited consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of June 30, 2006, as reported on the Company's Quarterly Report on Form 10-Q.

(B) To reflect the sale of eight movie theaters owned by entities wholly-owned by two joint ventures of the Company, in which the Company holds a 50% equity interest. After the sale, one of the joint ventures will not own any assets and the other joint venture will own one parcel of vacant land and marketable securities. The Company still owns an investment in four other unconsolidated joint ventures which each own one property.

(C) To reflect the sale of the Company's movie theater located in Chula Vista, California, which was held for sale at June 30, 2006 and the corresponding other assets relating thereto.

(D) To reflect the cash proceeds from the sale of the Company's wholly-owned movie theater ("Chula Vista, California Theater") and the sale of the eight movie theater properties owned by the joint ventures ("Joint Venture Theaters"). (Amounts in thousands.)


                                                                        Chula Vista,
                                                                         California                      Joint Venture
                                                                           Theater                         Theaters
                                                                           -------                         --------

                  Sales price                                              $ 15,227                        $136,658
                  Repayment of mortgage                                      (6,716)                        (51,313)
                  Broker's commission (1)                                      (152)                         (1,367)
                  Other transactional fees                                      (44)                           (488)
                  Prepayment premium and fees                                   (10)                         (9,683)
                  Pay off line of credit                                     (2,000)                              -
                                                                           --------                        --------

                  Remaining cash proceeds                                     6,305                        $ 73,807
                                                                                                           ========

                  Company's anticipated share of
                     proceeds from Joint Venture
                     Theaters, including its share of
                     excess cash held at the joint ventures                  37,795                        $ 37,795
                                                                           --------

                  Net cash proceeds                                        $ 44,100
                                                                           ========

                  Company's anticipated equity in net
                     earnings on sale of theaters                                                            18,916 (E)
                                                                                                           --------

                  Reduction in investment in
                     unconsolidated joint ventures                                                         $ 18,879
                                                                                                           ========

               (1) Estimated broker's commission of $1,519,000 (1% of the gross sales price) to be paid to a company wholly-owned by the Chairman of the Board of Directors and Chief Executive Officer and in which certain executive offices of the Company are officers.

(E) To reflect the anticipated net earnings and equity in net earnings resulting from the sale of all nine movie theaters. (Amounts in thousands.)


                  Joint Venture Theaters:
                  -----------------------

                  Sales price                                                               $ 136,658
                  Broker's commission                                                          (1,367) (2)
                  Other transactional fees                                                       (488)
                  Basis of assets sold                                                        (85,488)
                                                                                            ---------
                  Total gain before prepayment premium and fees                                49,315
                  Prepayment premium and fees                                                  (9,683)
                                                                                            ---------
                  Net                                                                          39,632
                  Company's equity share                                                           50%
                                                                                            ---------
                                                                                               19,816
                  Adjustment to remaining basis in investment
                     in unconsolidated joint venture                                             (900) (3)
                                                                                            ---------

                  Anticipated equity in net earnings - Joint Venture Theaters                  18,916
                  Anticipated net earnings - Chula Vista, California Theater                    3,668 (1)
                                                                                            ---------

                  Anticipated net earnings and equity
                     in net earnings on sale of theaters                                    $  22,584 (4)
                                                                                            =========

              (1) Chula Vista, California Theater:
                  --------------------------------
                  Sales price                                                               $  15,227
                  Broker's commission                                                            (152) (2)
                  Other transactional fees                                                        (44)
                  Basis of assets sold                                                        (11,353)
                                                                                            ---------
                  Total gain before prepayment premium and fees                                 3,678
                  Prepayment premium and fees                                                     (10)
                                                                                            ---------

                  Anticipated net earnings on sale of theater                               $   3,668
                                                                                            =========


               (2) Estimated broker's commission of $1,519,000 (1% of the gross sales price) to be paid to a company wholly-owned by the Chairman of the Board of Directors and Chief Executive Officer and in which certain executive offices of the Company are officers.

               (3) To reflect the adjustment for the difference between the carrying amount of the Company's investment in one joint venture and the underlying equity in net assets of such joint venture.

               (4) To be reflected in Company's fourth fiscal quarter.

(F) To reflect the sale of the Brooklyn, New York movie theater ("Brooklyn, New York Theater") owned by one of the Company's 50% owned joint ventures.

(G) To reflect the cash proceeds from the sale of the Brooklyn, New York movie theater. (Amounts in thousands.)


                  Brooklyn, New York Theater:
                  --------------------------
                  Sales price                                             $  16,000
                  Repayment of mortgage                                      (5,135)
                  Broker's commission                                          (400) (1)
                  Other transactional fees                                     (484)
                  Prepayment premium and fees                                  (831)
                                                                          ---------
                  Remaining cash proceeds -
                     Brooklyn, New York Theater                           $   9,150
                                                                          =========

                  Company's share of proceeds                             $   4,000
                  Company's anticipated equity in net
                     earnings on sale of theater                              2,879 (2) (H)
                                                                          ---------
                  Reduction in investment in
                     unconsolidated joint venture                         $   1,121
                                                                          =========

               (1) Paid to an unrelated third party.

               (2) To be reflected in Company's third fiscal quarter.

(H) To reflect the anticipated equity in net earnings resulting from the sale of the Brooklyn, New York movie theater. (Amounts in thousands.)




                  Brooklyn, New York Theater:
                  ---------------------------
                  Sales price                                                               $  16,000
                  Broker's commission                                                            (400) (1)
                  Other transactional fees                                                       (484)
                  Basis of assets sold                                                         (8,528)
                                                                                            ---------
                  Total gain before prepayment premium                                          6,588
                  Prepayment premium                                                             (831)
                                                                                            ---------
                  Net                                                                           5,757
                  Company's equity share                                                           50%
                                                                                            ---------

                  Anticipated equity in net earnings on sale of theater                     $   2,879 (2)
                                                                                            =========

                  (1) Paid to an unrelated third party.

                  (2) To be reflected in Company's third fiscal quarter.


2. Notes to Pro Forma Consolidated Income Statement for the Year Ended December 31, 2005

(A) To reflect the consolidated historical income statement of the Company for the year ended December 31, 2005, as reported on the Company's Form 10-K.

(B) To reflect the removal of the results of operations for the Company's movie theater property in Chula Vista, California, as if it was sold on January 1, 2005. In addition, to adjust for interest expense which would be avoided as a result of the sale had the sale occurred on January 1, 2005.

(C) To reflect the removal of the Company's equity share of the income derived from the eight movie theaters sold by two of the Company's joint ventures as if they were sold on January 1, 2005.

(D) To reflect the removal of the Company's equity share of income derived from the Brooklyn, New York movie theater sold by one of the Company's joint ventures as if it was sold on January 1, 2005.

(E) Basic net income per common share is calculated based on approximately 9,838,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 9,843,000 weighted average common shares and common share equivalents outstanding.

3. Notes to Pro Forma Consolidated Income Statement for the Six Months Ended June 30, 2006

(A) To reflect the consolidated historical income statement of the Company for the six months ended June 30, 2006, as reported on the Company's Quarterly Report on Form 10-Q.

(B) There are no adjustments for the results of operations for the Company's movie theater in Chula Vista, California since its operations were categorized as discontinued operations on the Company's Form 10-Q for the six months ended June 30, 2006.

(C) To reflect the removal of the Company's equity share of the income derived from the eight movie theaters sold by two of the Company's joint ventures as if they were sold on January 1, 2005.

(D) To adjust for interest expense which would be avoided as a result of the sale had the sale occurred on January 1, 2005.

(E) To reflect the removal of the Company's equity share of income derived from the Brooklyn, New York movie theater sold by one of the Company's joint ventures as if it was sold on January 1, 2005.

(F) Basic net income per common share is calculated based on approximately 9,912,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 9,916,000 weighted average common shares and common share equivalents outstanding.

                                  EXHIBIT 99.1

                          ONE LIBERTY PROPERTIES, INC.
                         60 Cutter Mill Road - Suite 303
                           Great Neck, New York 11021
                          www.onelibertyproperties.com

                                                       Telephone 516.466.3100
                                                       Telecopier 516.466.3132

                   ONE LIBERTY JOINT VENTURES AND ONE LIBERTY
                          SELL MOVIE THEATER PROPERTIES

Great Neck, New York - October 5, 2006 - One Liberty Properties, Inc. (NYSE:OLP) announced that eight entities (each wholly-owned by one of two separate joint ventures in which One Liberty holds a 50% equity interest), and a separate, wholly-owned subsidiary of One Liberty, closed today on the sale of nine movie theater properties in a single transaction to one purchaser. The aggregate purchase price was $151.9 million ($15.2 million of which was allocated to One Liberty's wholly-owned property and the balance of $136.7 million to the joint ventures' properties) and was paid in cash. One Liberty estimates that the sale with respect to its wholly-owned property will result in a gain, net of closing expenses and brokerage fees, of approximately $3.6 million and One Liberty's net gain with respect to the sale of the joint ventures' properties is approximately $24.5 million (a gain to the joint venture of approximately $49 million, net of closing expenses and brokerage fees). In September 2006, a joint venture in which One Liberty has a 50% equity interest sold to another purchaser its Brooklyn, New York movie theater for $16 million, resulting in a gain, after closing expenses and brokerage fees to One Liberty, of approximately $3.25 million (a net gain to the joint venture of approximately $6.5 million). In order to consummate these transactions, the joint ventures paid $10.5 million in prepayment premiums to their mortgage lenders, including a premium related to the Brooklyn theater. The prepayment premium will be reflected as interest expense. With the completion of the sale of these movie theaters, the Company has sold its interest in all but one of the movie theaters in its portfolio, which is owned by a One Liberty wholly-owned subsidiary. The estimated amounts indicated above are based upon information currently available to Management and may be subject to change upon further analysis, including final calculation of expenses and closing fees and other adjustments that may subsequently be required.

One Liberty anticipates that the gain of $3.6 million in connection with the sale of the wholly-owned property will be deferred for income tax purposes through a 1031 tax-deferred exchange, using the sale proceeds to acquire one or more replacement properties. However, it can make no assurance that it will be able to locate suitable replacement properties to effectuate such tax-deferred exchange.

Patrick J. Callan, Jr., President of One Liberty, commented "this sale bears out One Liberty's investment strategy of focusing on quality properties that are well located." One Liberty is a New York-based REIT that specializes in the acquisition and ownership of a diverse portfolio of real estate properties under long term net leases. One Liberty's leases generally provide for contractual rent increases with all operating expenses and most or all other property related expenses paid by the tenant. For more information on One Liberty, please visit our website at www.onelibertyproperties.com.

Caution Concerning Forward-Looking Statements: Materials included in this filing may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words should be considered uncertain and forward-looking.

Contact: Mark Lundy - 516.466.3100